UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2013

Chase Packaging Corporation

(Exact name of registrant as specified in its charter)

Texas	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

636 River Road
Fair Haven, NJ	07704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On October 31, 2013, the Board of Directors of Chase Packaging Corporation (the “Company”) approved the dismissal of ParenteBeard LLC (“ParenteBeard”) as the independent registered public accounting firm of the Company. On October 31, 2013, the Board of Directors approved the appointment of ZBS Group, LLP (“ZBS”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2012.

The report of ParenteBeard on the Company’s consolidated financial statements for the fiscal year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

For the fiscal year ended December 31, 2011 and through October 31, 2013, the date of ParenteBeard’s termination, there have been no “disagreements” (as defined by Item 304(a)(1)(iv) of Regulation S-K) with ParenteBeard on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused ParenteBeard to make reference thereto in its report.

During the fiscal year ended December 31, 2011 and through October 31, 2013, the date of ParenteBeard’s termination, there have been no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses:

For the year ended December 31, 2011, as a result of the Company’s management’s determination that the Company misclassified warrants and convertible preferred stock issued to investors in the private placement offering occurring on September 7, 2007, the financial statements as of and for the year ended December 31, 2010 and the financial statements for the fiscal quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, were restated. The restatement resulted from the Company’s not designating or otherwise maintaining adequate controls to ensure that the Company adopted and accepted accounting policies with respect to non-routine matters, such as the accounting for warrants. In particular, the Company concluded that Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity,” had not been applied properly. This resulted in a material weakness in internal control over financial reporting for the year ended December 31, 2011.

For the quarter ended March 31, 2012, as a result of the Company’s management’s determination that the Company misclassified warrants and convertible preferred stock issued to investors in the private placement offering occurring on September 7, 2007, the financial statements as of and for the quarter ended March 31, 2011 were restated. The restatement resulted from the Company’s not designating or otherwise maintaining adequate controls to ensure that the Company adopted and accepted accounting policies with respect to non-routine matters, such as the accounting for warrants or the anti-dilution make whole provisions on the Company’s common stock. In particular, the Company concluded that FASB ASC Topic 480, “Distinguishing Liabilities from Equity,” had not been applied properly. This resulted in a material weakness in internal control over financial reporting for the quarter ended March 31, 2012.

For the quarter ended June 30, 2012, as a result of the Company’s management’s determination that the Company misclassified warrants and convertible preferred stock issued to investors in the private placement offering occurring on September 7, 2007, the financial statements as of and for the quarter ended June 30, 2011 were restated. The restatement resulted from the Company’s not designating or otherwise maintaining adequate controls to ensure that the Company adopted and accepted accounting policies with respect to non-routine matters, such as the accounting for warrants or the anti-dilution make whole provisions on the Company’s common stock. In particular, the Company concluded that FASB ASC Topic 480, “Distinguishing Liabilities from Equity,” had not been applied properly. This resulted in a material weakness in internal control over financial reporting for the quarter ended June 30, 2012.

For the quarter ended September 30, 2012, as a result of the Company’s management’s determination that the Company misclassified warrants and convertible preferred stock issued to investors in the private placement offering occurring on September 7, 2007, the financial statements as of and for the quarter ended September 30, 2011 were restated. The restatement resulted from the Company’s not designating or otherwise maintaining adequate controls to ensure that the Company adopted and accepted accounting policies with respect to non-routine matters, such as the accounting for warrants or the anti-dilution make whole provisions on the Company’s common stock. In particular, the Company concluded that FASB ASC Topic 480, “Distinguishing Liabilities from Equity,” had not been applied properly. This resulted in a material weakness in internal control over financial reporting for the quarter ended September 30, 2012.

ParenteBeard has been authorized to fully respond to any inquiries of ZBS concerning the above material weaknesses.

During the most recent two years ended December 31, 2011 and 2012, and through October 31, 2013, the appointment date of ZBS, the Company has not consulted with ZBS regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by ZBS that ZBS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined by Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company has provided ParenteBeard with a copy of the foregoing disclosures and has requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 14, 2013, is attached as Exhibit 16.1 hereto.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

16.1                        Letter from ParenteBeard dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chase Packaging Corporation

	By:	/s/ Ann C.W. Green
Ann C.W. Green
Assistant Secretary
(Principal Financial and Accounting Officer)

Date: November 14, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from ParenteBeard dated November 14, 2013